EXHIBIT A

                           ALLONGE TO PROMISSORY NOTE

      THIS ALLONGE TO PROMISSORY NOTE (this "Allonge") is made and entered into this 12th day of February, 1997, to be attached to, modify, and be a part of that certain Promissory Note in the original principal sum of up to Two Million Dollars ($2,000,000.00) dated February 17, 1996 (the "Note"), made by THE CAREY WINSTON COMPANY (the "Borrower"), payable to the order of DE TOMASO INDUSTRIES, INC. (the "Lender"), the terms and conditions of which Promissory Note are hereby modified and amended as follows:

      1. The Note is hereby amended by deleting the reference to "$2,000,000" in the left-hand corner of the Note and replacing it with "$1,000,000".

      2. The first paragraph of the Note is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

      FOR VALUE RECEIVED, the undersigned, THE CAREY WINSTON COMPANY, a Delaware corporation having an address at 6700 Rockledge Drive, Suite 400A, Bethesda, Maryland 20817 (the "Borrower"), hereby promises to pay to the order of TRIDENT ROWAN GROUP, INC., F/k/a DE TOMASO INDUSTRIES, INC., a Maryland corporation having an address at c/o Finprogetti S.p.A., Via Fieno 8, 20123 Milano, Italy (the "Lender"), the principal sum of ONE MILLION AND 00/100 DOLLARS ($1,000,000.00), together with interest thereon from time to time as provided herein.

      The principal sum hereof shall be repaid in the following installments:

      (a)   Three Hundred Thousand Dollars ($300,000) on or before May 12, 1997;

      (b) Three Hundred Fifty Thousand Dollars ($350,000) on or before October 31, 1997;

      (c)   Fifty Thousand Dollars ($50,000) on or before December 31, 1997; and

      (d)   Three Hundred Thousand Dollars ($300,000) on or before April 1,
            1998.

      Notwithstanding the foregoing, in the event of a "Change of Control" as defined in that certain Mutual Release and Settlement Agreement by and among Borrower, Lender and DTI Acquisition Corp. of even date of this Allonge, any unpaid principal sum hereof and all accrued and unpaid interest shall be immediately due and payable in full. In addition, in the event that Borrower shall receive a bridge loan or similar financing from a party interested in entering into a Change of Control transaction with Borrower,

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      Borrower shall use the first proceeds of such financing (up to the remaining amounts owed hereunder) as a prepayment of the amounts due hereunder.

      3. The second paragraph of the Note is hereby deleted in its entirety.

      4. The third paragraph of the Note is hereby amended by deleting the third sentence in its entirety.

      5. The sixth paragraph of the Note is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

      The occurrence of any of the following events shall constitute an Event of Default by Borrower hereunder:

            1. the Borrower shall default in the payment of the principal of this Note, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise and such default shall continue for a period of five (5) days after written notice; or

            2. the Borrower shall default in the payment of interest on this Note according to its terms, when and as the same shall become due and payable and such default shall continue for a period of five (5) days after written notice; or

            3. an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of the Borrower, or of a substantial part of its property or assets, under any Federal or state bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, or for a substantial part of his property or assets, or (c) the winding up or liquidation of the Borrower's business; and such proceeding or petition shall continue undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered; or

            4. the Borrower shall (a) voluntarily commence any proceeding or file any petition seeking relief under any Federal or state bankruptcy, insolvency, receivership or similar law, (b) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph 3 above, (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, or for a substantial part of its property or assets, (d) file an answer admitting the material allegations of a


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

      petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors, (f) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (g) take any action for the purpose of effecting any of the foregoing; or

            5. the Borrower shall have failed to notify the Lender that a "Change of Control" has occurred as required pursuant to the terms of that certain Mutual Release and Settlement Agreement by and among Borrower, Lender and DTI Acquisition Corp. of even date of this Allonge.

      6. The seventh paragraph of the Note is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

      Upon the occurrence of an Event of Default the entire unpaid principal amount of this Note, together with accrued interest and all obligations of the Borrower hereunder to the Lender, may be declared by the Lender to be immediately due and payable, provided that upon the occurrence of an Event of Default described in paragraph number 3 or 4 above, the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable. Upon the occurrence of an Event of Default under this Note, and until payment in full of the amount due hereunder, the rate of interest accruing on the unpaid principal balance shall be fourteen percent (14%) per annum, from and after the date of the Event of Default, regardless of whether Lender elects to accelerate the unpaid principal balance in accordance herewith.

      7. The eighth paragraph of the Note is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

      Upon the occurrence of any one or more Events of Default, the Lender may proceed to protect and enforce its rights hereunder by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the Lender. No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No course of dealing between the Borrower and the Lender or any delay on the part of the Lender in exercising any rights hereunder shall operate as a waiver of any right. Upon the occurrence of an Event of Default hereunder, Borrower hereby irrevocably authorizes


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

      and appoints Lender as its true and lawful attorney-in-fact, to confess judgment against Borrower in the full amount due under this Note in favor of Lender in any Court of Record in the State of Maryland. Borrower expressly waives summons and other process and consent to the immediate execution of said judgment. The authority herein granted to confess judgment shall not be exhausted by any exercise thereof but shall continue from time to time and at all times until full payment of all amounts due hereunder. Borrower hereby ratifies and confirms the acts of said attorney-in-fact as fully as if done by Borrower itself.

      8. The thirteenth paragraph of the Note is hereby deleted in its entirety.

      All other terms and conditions of the Note shall, except as herein or heretofore modified, remain in full force and effect and all rights, duties, obligations, and responsibilities of the parties shall be governed and determined by the Note as the same has been modified by this Allonge.


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

      IN WITNESS WHEREOF the undersigned has executed and delivered this Allonge as of the date first above written.

                                            THE CAREY WINSTON COMPANY


                                            By: ________________________________
                                                   Name:  Thomas L. Nordlinger
                                                   Title: President and Chief
                                                              Executive Officer

ACCEPTED AND AGREED TO:
TRIDENT ROWAN GROUP, INC.
F/k/a DE TOMASO INDUSTRIES, INC.


By: ___________________________________
        Howard E. Chase, President


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